Exhibit 99.1
FORM OF VOTING AGREEMENT

June 11, 2026

Grand River Commerce, Inc.
4471 Wilson Avenue SW
Grandville, MI 49418

Ladies and Gentlemen:

The undersigned shareholder (the “Shareholder”) of Grand River Commerce, Inc., a Michigan corporation (“Grand River”), in the Shareholder's capacity as a shareholder of Grand River, and not in his or her capacity as a director or officer of Grand River, as applicable, hereby acknowledges that Grand River, Isabella Bank Corporation, a Michigan corporation (“Isabella”), and Isabella Merger Sub, Inc., a Michigan corporation and a wholly owned subsidiary of Isabella (“Merger Sub”), have entered into an Agreement and Plan of Merger, dated as of the same date hereof (as amended or modified from time to time, the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into Grand River, with Grand River as the surviving corporation (the “Interim Surviving Corporation”) in such merger (the “Merger”) and, immediately following the Merger, the Interim Surviving Corporation will merge with and into Isabella, with Isabella as the surviving corporation of such Merger (the “Second Step Merger”, and together with the Merger, the “Mergers”). A copy of the Merger Agreement has been provided to the Shareholder. Capitalized terms used but not defined herein are to be deemed to have the same meanings assigned to them in the Merger Agreement.

As an inducement to and condition of Isabella’s willingness to enter into the Merger Agreement, the Shareholder hereby agrees, represents and warrants as follows:

1.            Owned Shares. As of the date hereof, the Shareholder owns (of record or beneficially) and has the full power and authority to vote [●] shares of Grand River Common Stock (the “Owned Shares”). For all purposes of this agreement, the Owned Shares will include any shares of Grand River Common Stock as to which the Shareholder acquires beneficial or record ownership after the date hereof. The Owned Shares are owned by the Shareholder free and clear of all encumbrances, voting arrangements and commitments of every kind, except as would not restrict the performance of the Shareholder’s obligations or compliance with the restrictions under this agreement. The Shareholder does not beneficially own any shares of Grand River Common Stock other than the Owned Shares.

2.            Agreement to Vote Owned Shares. The Shareholder agrees that, at the Grand River Meeting or any other meeting or action of the shareholders of Grand River, including a written consent solicitation, the Shareholder will (a) appear at such meeting or otherwise cause the Owned Shares to be counted as present thereat for the purpose of establishing a quorum, (b) vote all of the Owned Shares (or otherwise provide a proxy, consent or voting instruction or direction) in favor of (i) approval of the Merger Agreement, the Mergers and any other matters required to be approved or adopted in order to effect the Mergers and the transactions contemplated by the Merger Agreement and (ii) the adjournment or postponement of Grand River Meeting, (c) not initiate any proxy solicitation or undertake any other efforts against the Merger Agreement, the Mergers or the transactions contemplated by the Merger Agreement, and (d) not vote the Owned Shares (or otherwise provide a proxy or consent) in favor of, or otherwise support, approval of any Acquisition Proposal with respect to Grand River or any action that is intended to, or could reasonably be expected to, impede, interfere with, or delay or otherwise adversely affect the Mergers or the transactions contemplated by the Merger Agreement. Additionally, if prior to the Effective Time, a proposal is brought by Grand River to shareholders of Grand River to amend Grand River’s Articles of Incorporation for the purpose of creating a class of Grand River stock (the “Charter Amendment”), the Shareholder agrees that, at any such meeting or action of the shareholders of Grand River, including a written consent solicitation, the Shareholder will (a) appear at such meeting or otherwise cause the Owned Shares to be counted as present thereat for the purpose of establishing a quorum, (b) vote all of the Owned Shares (or otherwise provide a proxy, consent or voting instruction or direction) in favor of (i) approval of the Charter Amendment and (ii) the adjournment or postponement of such meeting, (c) not initiate any proxy solicitation or undertake any other efforts against the Charter Amendment. Notwithstanding anything to the contrary in this agreement, the parties acknowledge that (x) this agreement is entered into by the Shareholder solely in his or her capacity as a holder of the Owned Shares and not in his or her capacity as a director and/or officer of Grand River or Grand River Bank, and that nothing in this agreement shall prevent the Shareholder from discharging his or her fiduciary duties as an executive officer or director of Grand River, as applicable, and (y) the taking of any actions (or failures to act) by any of the undersigned in such person’s capacity as an executive officer or director of Grand River shall not be deemed to constitute a breach of this agreement, including without limitation, the taking of any action permitted by and in accordance with Section 6.4 or Section 6.12 of the Merger Agreement.

3.            Transfer of Owned Shares and Grand River Common Stock. From the date hereof until the Effective Time, the Shareholder agrees that he or she will not, without the prior written consent of Isabella, directly or indirectly, sell, offer for sale, transfer, pledge, assign, encumber or otherwise dispose of, or enter into any contract, agreement, option, commitment, derivative or other arrangement or understanding with respect to any sale, offer for sale, transfer, pledge, assignment, encumbrance or other disposition (each, a “Transfer”) of any of the Owned Shares or the voting rights thereunder, other than (i) any Transfer made for bona fide estate planning purposes, (ii) any Transfer to an Affiliate of such Shareholder, or (iii) a Transfer solely in connection with the payment of the exercise price and/or the satisfaction of any tax withholding obligations arising from the exercise of any equity awards, stock options, warrants or the conversion of any convertible securities; provided that, in the case of the foregoing subclauses (i) and (ii) only, as a condition to such Transfer, such transferee agrees in writing to be bound by the applicable terms hereof and notice of such Transfer is provided to Isabella.
4.            Further Assurances. The Shareholder will take all reasonable actions and make all reasonable efforts, and will execute and deliver all such further agreements, documents, certificates, instruments, proxies and voting instructions as reasonably necessary, in order to fulfill his or her agreements and obligations contemplated hereby, including, without limitation, the agreement of the Shareholder to vote the Owned Shares in accordance with Section 2 hereof.

5.            No Solicitation. The Shareholder agrees that he or she shall not, and the Shareholder shall direct and use his or her reasonable best efforts to cause his or her agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by the Shareholder) not to, directly or indirectly, (a) initiate, solicit, knowingly encourage or knowingly facilitate any inquiries or proposals with respect to any Acquisition Proposal with respect to Grand River, (b) engage or participate in any negotiations with any person concerning any Acquisition Proposal with respect to Grand River, (c) provide any confidential or nonpublic information or data to, or have or participate in any discussions with, any person relating to an Acquisition Proposal with respect to Grand River, (d) enter into any term sheet, letter of intent, indication of interest, commitment, memorandum of understanding, agreement in principle, stock acquisition or disposition agreement, or other agreement (whether written or oral, binding or non-binding) in connection with or relating to any Acquisition Proposal with respect to Grand River, or (e) solicit proxies or initiate a shareholder vote with respect to an Acquisition Proposal with respect to Grand River or otherwise knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal with respect to Grand River, except in each case to notify a person that has made or, to the knowledge of the Shareholder, is making any inquiries with respect to, or is considering making, an Acquisition Proposal, of the existence of the provisions of this Section 5. Notwithstanding the foregoing, in the event Grand River is engaging in discussions or negotiations with a person making an Acquisition Proposal in accordance with Section 6.12 of the Merger Agreement with respect to such Acquisition Proposal, the Shareholder and his or her agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by the Shareholder) shall be entitled to engage in any discussions or negotiations that Grand River is permitted to engage in pursuant to Section 6.12 of the Merger Agreement with respect to such Acquisition Proposal.

6.            Specific Performance. The parties agree that irreparable damage would occur if any provision of this agreement were not performed in accordance with its specific terms or otherwise breached. Accordingly, the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions or temporary restraining order to prevent breaches or threatened breaches of this agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security or a bond as a prerequisite to obtaining equitable relief.

7.            Public Announcements. The Shareholder agrees that no public release or announcement or statement concerning this agreement or concerning the transactions contemplated by the Merger Agreement shall be issued by the Shareholder without the prior written consent of Isabella (which consent shall not be unreasonably withheld, conditioned or delayed), except (i) as required by applicable law or the rules or regulations of any applicable Governmental Entity or stock exchange to which the Shareholder is subject, in which case the Shareholder shall consult with Isabella about, and allow Isabella reasonable time to comment on, such release or announcement in advance of such issuance or (ii) for such releases, announcements or statements that are consistent with other such releases, announcements or statements made after the date of this agreement in compliance with this Section 7.

8.            Termination of this Agreement. This agreement will terminate automatically upon the earliest to occur of: (i) the termination of the Merger Agreement by either or both of Grand River or Isabella pursuant to Section 8.1 of the Merger Agreement, (ii) the Effective Time, and (iii) the mutual written agreement of the parties; provided, however, that this Section 8 and Sections 11 through 25 of this agreement shall survive such termination. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, such termination will not relieve any party from liability for any willful breach of this agreement prior to such termination.

9.            Certain Representations and Warranties.

(a)           The Shareholder hereby represents and warrants to Isabella that the Shareholder has the right, power and authority to execute and deliver this agreement and to perform fully its obligations hereunder; such execution, delivery and performance does not and will not violate, or require any consent, approval, or notice under any law or result in the breach of, constitute a default under, result in the creation of any Lien on any Owned Shares pursuant to any contract or other instrument; this agreement has been duly executed and delivered by the Shareholder and, assuming due authorization, execution, and delivery hereof by Isabella, constitutes a legal, valid and binding agreement of the Shareholder, enforceable in accordance with its terms (except to the extent that enforceability hereof may be limited by the Enforceability Exceptions); there is no claim, action, suit, dispute, investigation, examination, complaint or other proceeding pending against the Shareholder or, to the knowledge of the Shareholder, any other person or, to the knowledge of the Shareholder, threatened against the Shareholder or any other person, in each case, that restricts, limits, impairs or prohibits (or, if successful, would restrict, limit, impair or prohibit) the performance by the Shareholder of his or her covenants, agreements and obligations hereunder.

(b)           Isabella hereby represents and warrants to the Shareholder that Isabella is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan; Isabella has the right, power and authority to execute and deliver this agreement and to perform fully its obligations hereunder; such execution, delivery and performance does not and will not violate, or require any consent, approval, or notice under any law or result in the breach of any contract; and this agreement has been duly executed and delivered by Isabella and, assuming due authorization, execution, and delivery hereof by the Shareholder, constitutes a legal, valid and binding agreement of Isabella, enforceable in accordance with its terms (except to the extent that enforceability hereof may be limited by the Enforceability Exceptions).

10.           Appraisal/Dissenters Rights. To the extent permitted by applicable law, the Shareholder hereby irrevocably and unconditionally waives and agrees not to exercise or perfect any rights of appraisal or rights to dissent from the Merger that the Shareholder may have with respect to the Owned Shares under applicable law.

11.           Governing Law. This agreement shall be governed and construed in accordance with the laws of the State of Michigan without regard to any applicable conflicts of law.

12.          Counterparts. This agreement may be executed in two or more counterparts (including by electronic means, including a “.pdf” format data file), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

13.          Chosen Courts. Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this agreement or the transactions contemplated hereby exclusively in the Chosen Courts, and, solely in connection with claims arising under this agreement or the transactions that are the subject of this agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party, and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 22.

14.          Severability. Whenever possible, each provision or portion of any provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

15.          Electronic Transmission. This agreement and any signed agreement or instrument entered into in connection with this agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by email delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of email delivery of a “.pdf” format data file to deliver a Grand River to this agreement or any amendment hereto or the fact that any Grand River or agreement or instrument was transmitted or communicated through the email delivery of a “.pdf” format data file as a defense to the formation of a contract and each party hereto forever waives any such defense.

16.           Amendment. Subject to compliance with applicable law, this agreement may be amended by the parties hereto. This agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties hereto.

17.          Extension; Waiver. The Shareholder, with respect to Isabella, and Isabella, with respect to the Shareholder, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of Isabella (in the case of the Shareholder) or the Shareholder (in the case of Isabella), (b) waive any inaccuracies in the representations and warranties of Isabella (in the case of the Shareholder) or the Shareholder (in the case of Isabella) contained herein, and (c) waive compliance with any of the agreements or satisfaction of any conditions of Isabella (in the case of the Shareholder) or the Shareholder (in the case of Isabella) contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

18.          Interpretation. The parties have participated jointly in negotiating and drafting this agreement. In the event that an ambiguity or a question of intent or interpretation arises, this agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this agreement. The headings contained in this agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this agreement. Whenever the words “include,” “includes” or “including” are used in this agreement, they shall be deemed to be followed by the words “without limitation.” This agreement shall not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable law.

19.          Entire Agreement. This agreement (including the documents and the instruments referred to herein) constitutes the entire agreement among the parties and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

20.          Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

21.           Assignment; Third-Party Beneficiaries. Neither this agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. This agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.
22.           Notices. All notices, requests, instructions or other communications or documents to be given or made hereunder by one party to the other parties shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document if sent at or prior to 5:00 p.m. local time of the recipient, and on the next business day if sent after 5:00 p.m. local time of the recipient (in each case except in the event of any “bounceback” or similar non-transmittal message); or (d) on the day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 22):

(a)If to the Shareholder, to:

c/o Grand River Commerce, Inc.
4471 Wilson Avenue SW
Grandville, MI 49418

Attention:    Robert P. Bilotti, Chairman, President and Chief Executive Officer
Email:         Robert.Bilotti@grandriverbank.com

With copies (which shall not constitute notice) to:

Hunton Andrews Kurth, LLP
1445 Ross Avenue, #3700
Dallas, Texas 75202
Attention:     Peter Weinstock, Nathaniel B. Jones

Email:     pweinstock@hunton.com; njones@hunton.com

(b)if to Isabella, to:

Isabella Bank Corporation

401 N. Main St
Mt. Pleasant, MI 48858

Attention:    Jerome E. Schwind, President and Chief Executive Officer
Email:     jschwind@isabellabank.com

With copies (which shall not constitute notice) to:

Luse Gorman, PC
5335 Wisconsin Avenue, NW
Suite 780
Washington, DC 20015
Attention:    Steven Lanter
        Benjamin M. Azoff
Email:        slanter@luselaw.com
        bazoff@luselaw.com

23.          Expenses. All costs and expenses incurred in connection with this agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

24.          No Ownership. Nothing contained in this agreement shall be deemed to vest in Isabella any direct or indirect ownership or incidence of ownership of or with respect to any Owned Shares. All rights, ownership and economic benefits of and relating to the Owned Shares shall remain vested in and belong to the Shareholder, and Isabella shall have no authority to direct the Shareholder in the voting or disposition of any of the Owned Shares, except as provided herein.

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The undersigned has executed and delivered this agreement as of the day and year first above written.

SHAREHOLDER

By:
Name:
Title:

Accepted as of the Date first above written:

ISABELLA BANK CORPORATION

By:
	Name:	Jerome E. Schwind
	Title:	President and Chief Executive Officer